Exhibit 10.1

AMENDMENT NO. 2 TO ETHANOL PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO ETHANOL PURCHASE AGREEMENT (this "Amendment") is entered into effective as of October 31, 2014 (the “Amendment Effective Date”) between Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (“Producer”) and Bunge North America, Inc., a New York corporation (“Bunge”) and amends that certain Ethanol Purchase Agreement between Producer and Bunge dated January 1, 2012 (the “Purchase Agreement”). Producer and Bunge are sometimes hereinafter collectively referred to as the “Parties” or individually as a “Party.”

WHEREAS, Producer provided Bunge with a Notice of Nonrenewal dated as of February 28, 2014 (“Notice of Nonrenewal”) in accordance with the terms of Section 6.1 of the Purchase Agreement;

WHEREAS, Producer and Bunge entered into that certain Amendment No. 1 to Ethanol Purchase Agreement dated as of August 29, 2014 (“First Amendment to Purchase Agreement”) which amended section 6.1 of the Purchase Agreement;

WHEREAS, in accordance with the terms of the Purchase Agreement, as amended by the First Amendment to Purchase Agreement and the Notice of Nonrenewal, the Purchase Agreement will terminate upon the expiration of the initial term on October 31, 2014; and

WHEREAS, the Parties desire to amend the Purchase Agreement to provide that the initial term of the Purchase Agreement will expire on January 31, 2015.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.            Definitions and Interpretation. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2.            Amendment to Purchase Agreement. The Parties hereby agree that the Purchase Agreement is hereby amended as follows:

2.1            The Parties hereto understand and agree that Section 6.1of the Purchase Agreement shall be shall be deleted in its entirety and replaced with the following:

“6.1.       Term. The initial term of this Agreement will begin on the Effective Date, and, unless earlier terminated in accordance with the terms hereof, will expire on January 31, 2015. Unless earlier terminated in accordance with this Agreement, this Agreement will automatically renew for successive three-year terms thereafter unless either Party gives written notice to the other Party of its election not to renew, no later than 180 days prior to the expiration of the initial term or the then current renewal term, as applicable. The “Term” will be the total of the initial term of this Agreement and any renewal terms. The “Effective Date” will be January 1, 2012.”

3.            Notice of Nonrenewal. The Parties hereto acknowledge that the previously provided Notice of Nonrenewal remains in full force and effect; provided, however, the expiration date of the Purchase Agreement referenced in such Notice of Nonrenewal shall be deemed to be January 31, 2015 in accordance with provisions of this Amendment.

4.            Conflict and Continuation. For the purposes of this Amendment, to the extent any of the provisions of this Amendment are inconsistent with the terms and conditions of the Purchase Agreement, the terms and conditions of this Amendment will prevail. In all other respects, the terms and conditions of the Purchase Agreement shall remain in full force and effect and shall be applicable to this Amendment and the Parties hereto.

5.            Counterparts. This Amendment may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. To evidence its execution of an original counterpart of this Amendment, a Party may deliver via facsimile or pdf transmission a copy of its original executed counterpart signature page to the other Party, and such transmission shall constitute delivery of an original, executed copy of this Amendment to the receiving Party for purposes of determining execution and effectiveness of this Amendment. Notwithstanding the foregoing, any Party delivering such counterpart signature by facsimile or pdf transmission agrees to provide an original executed signature page to the receiving Party by express delivery promptly upon request thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date first written above.

Bunge North America, Inc.	Southwest Iowa Renewable Energy, LLC

By:	By:

Name:	Name:	Brian T. Cahill

Title:	Title:	CEO and General Manager